                                                                   EXHIBIT 10.28

                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 5, 1999, is among GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation ("Global"), GPX CORP., a Nevada corporation ("GPX" and together with Global collectively, the "Borrowers" and each a "Borrower"), each of the banks or other lending institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and, collectively, the "Banks"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Chase"), as administrative agent for itself and the other Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as documentation agent for itself and the other Banks (in such capacity, together with its successors in such capacity, the "Documentation Agent"), ABN AMRO BANK N.V., as co-agent for the Banks (in such capacity, together with its successors in such capacity, the "Co-Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as auction administration agent for the Banks (in such capacity, together with its successors in such capacity, the "Auction Administration Agent").

                                   RECITALS:

     A. The Borrowers, the Banks and the Agents have entered into that certain Credit Agreement dated as of August 31, 1998 (the "Agreement").

     B. The Borrowers have requested that the parties amend the Agreement to modify the minimum consolidated net worth covenant, to provide for the reduction of the Total Commitment in the event of the sale of the APG Lime Corp. unit, and as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                 Definitions

     I.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
                                  ARTICLE II

                                  Amendments

     II.1 Amendment to "Interest Period". Effective as of the date hereof, clause (b) of the last sentence of the definition of "Interest Period" appearing in Section 1.1 of the Agreement is hereby amended to read as follows:

     (b) any Interest Period which would otherwise extend beyond the earlier of the Termination Date or August 1, 1999 shall end on such earlier date;

     II.2 Amendment Regarding Interest Rate. Effective as of the date hereof, the first sentence of Section 2.4 of the Agreement is hereby amended to read as follows:

            The unpaid principal amount of the Committed Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to (a) during the period prior to August 1, 1999, the lesser of (i) the Maximum Rate or (ii) the Applicable Committed Advance Rate, and (b) during the period from and including August 1, 1999 and thereafter, the Default Rate (regardless of whether a Default or Event of Default has occurred or exists).

     II.3 Amendment Regarding Eurodollar Advances. Effective as of the date hereof, the first sentence of Section 2.5 is hereby amended to add the following clause to the end thereof, which clause shall read as follows:

     ;provided, however, that no Eurodollar Advance shall be requested or made on or after August 1, 1999.

     II.4 Amendment Regarding Conversions. Effective as of the date hereof, clause (b) of subsection (b) of Section 2.7 of the Agreement is hereby amended to add the following phrase to the end of such clause (b), which phrase shall read as follows:

     , and no Conversions to or Continuations of Eurodollar Advances shall be made on or after August 1, 1999,

     II.5   Amendment Regarding Fees.  Effective as of the date hereof, Section
2.9 of the Agreement is hereby amended to add the following sentence to the end thereof, which sentence shall read in its entirety as follows:

     The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Bank, on August 1, 1999, an amendment fee in an amount equal to (a) the amount of such Bank's Commitment on such date, multiplied by (b) 0.50%.

     II.6 Amendment Regarding Reduction of Total Commitment. Effective as of the date hereof, Subsection (a) of Section 2.10 of the Agreement is hereby amended to read in its entirety as follows:

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            (a) The Borrowers shall have the right to terminate in whole or reduce in part the unused portion of the Total Commitment upon at least three (3) Business Days prior notice (which notice shall be irrevocable) to the Administrative Agent (who shall promptly forward a copy thereof to each Bank and the Auction Administration Agent) specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in a minimum amount of $5,000,000 or such greater amount which is an integral multiple thereof and the Borrowers shall simultaneously prepay the amount by which the aggregate unpaid principal amount of the Committed Advances and the Competitive Advances exceeds the Total Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. In the event of the sale of the APG Lime Corp. unit, the Total Commitment shall be reduced to $140,000,000. Such reduction of the Total Commitment due to the sale of the APG Lime Corp. unit shall occur automatically on the first Business Day following the date of closing of such sale and without further action or documentation, provided that the Borrowers shall execute and deliver and cause to be executed and delivered such documents, instruments and agreements as the Administrative Agent shall request to further reflect such reduction. Simultaneously with such reduction of the Total Commitment, the Borrowers shall prepay the amount by which the aggregate unpaid principal amount of the Committed Advances and the Competitive Advances exceeds the Total Commitment (after giving effect to such reduction) plus accrued and unpaid interest on the principal amount so prepaid. The Total Commitment may not be reinstated after it has been terminated or reduced.

     II.7   Amendment to Asset Dispositions.  Effective as of the date hereof,
Section 8.3 of the Agreement is hereby amended to read in its entirety as follows:

            Section 8.3. Asset Dispositions. The Borrowers will not and will not permit the Subsidiaries to make any Asset Disposition, unless (a) such Borrower or such Subsidiary receives full, fair and reasonable consideration at the time of such Asset Disposition at least equal to the fair market value of such asset being disposed; and (b) all proceeds of any and all sales of stock or assets of Ameri-Forge Corporation and all proceeds of any other Asset Disposition which equal or exceed $5,000,000 individually or when aggregated with proceeds of related Asset Dispositions, are applied, on the first Business Day following the date of closing of such Asset Disposition, to reduce the outstanding Obligations, except for any pro rata portion of such proceeds which is required to be applied to reduce other Debt which is pari passu with the Obligations, and such pro rata portion of such proceeds shall be so applied to reduce such other Debt; and (c) with regard to any sale of the APG Lime Corp. unit, the proceeds of such sale shall be applied, on the first Business Day following the date of closing of such sale, to reduce the Total Commitment in accordance with Section 2.10 and to reduce the Obligations in accordance with Section 2.10 and clause (b) of this Section 8.3. As used herein, "Asset Disposition" means any sale, lease, transfer, exchange or other disposition, including any

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

     disposition by means of a merger, consolidation or similar transaction (or series of related sales, leases, transfers, exchanges or dispositions) of shares of capital stock of a Subsidiary, of property or assets (including any interests therein) by any Borrower or any Subsidiary.

     II.8 Amendment to Minimum Consolidated Net Worth Covenant. Effective as of December 31, 1998, Section 9.1 of the Agreement is hereby amended to read in its entirety as follows:

            Section 9.1. Minimum Consolidated Net Worth. The Borrowers will not permit the Consolidated Net Worth to be less than (1) at all times during the period from and including December 31, 1998 to and including July 31, 1999, (a) in the event the Ameri-Forge Write-Down (hereinafter defined) has not been taken on or before the date of determination or is taken after March 31, 1999, $270,000,000, and (b) in the event the Ameri-Forge Write-Down is taken on or before the date of determination but no later than March 31, 1999, an amount equal to (i) the difference of $290,000,000 minus the Ameri-Forge Write-Down Amount (hereinafter defined), multiplied by (ii) 93%, and (2) $325,000,000 at all times on and after August 1, 1999. As used herein, "Ameri-Forge Write-Down" means the write-down of assets of Ameri-Forge Corporation from book value to fair market value. As used herein, "Ameri-Forge Write-Down Amount" means, on any date, the lesser of (a) the actual aggregate amount that equity of Global has been reduced on or before such date by the Ameri-Forge Write-Down or (b) $70,000,000.

                                  ARTICLE III

                             Conditions Precedent

     III.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Amendment Fee. The Borrowers shall have paid to each Bank that executes and delivers this Amendment, an amendment fee in an amount equal to (i) the amount of such Bank's Commitment as of the date hereof, multiplied by (ii) 0.25%.

            (b) Representations and Warranties. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

            (c) No Default. No Default or Event of Default shall have occurred and be continuing.

            (d) Corporate Matters. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties

     IV.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     IV.2 No Implied Waivers. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. The Borrowers and the Guarantors acknowledge and understand that the Agents and the Banks have no obligation to further amend or modify the Agreement, any of the other Loan Documents or any of the terms, provisions or covenants thereof, and that the Agents and the Banks have made no representations regarding any such amendments or modifications. No failure or delay on the part of any Agent or any Bank in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Agreement or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

     IV.3 Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrowers and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default or Event of Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous

     V.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this

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

Amendment, and no investigation by any Agent or any Bank nor any closing shall affect the representations and warranties or the right of any Agent or any Bank to rely upon them.

     V.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     V.3 Expenses of the Agent. Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent's legal counsel.

     V.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     V.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     V.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Banks, and the Agents and their respective successors and assigns, except that neither of the Borrowers shall be permitted to assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Banks.

     V.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     V.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     V.9 Construction. Each Borrower, each Guarantor, each Agent and each Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Amendment and the other Loan Documents with its legal

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

counsel and that the Amendment and the Loan Documents shall be construed as if jointly drafted by the parties hereto.

     V.10 Release of Claims. The Borrowers and the Guarantors each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of any Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, each Borrower and each Guarantor hereby waives, and hereby releases each of the Agents and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     V.11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]



     Executed as of the date first written above.

                             BORROWERS:

                             GLOBAL INDUSTRIAL TECHNOLOGIES, INC.



                             By:
                                ----------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------


                             By:
                                ----------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------



                             GPX CORP.



                             By:
                                ----------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------



                             AGENTS AND BANKS:

                             CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank


                             By:
                                ----------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------


                             THE CHASE MANHATTAN BANK, as Auction
                             Administration Agent

                             By:
                                ----------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------



                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as Documentation Agent
                             and as a Bank



                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------



                             ABN AMRO BANK N.V., as Co-Agent and as a Bank



                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------



                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------



                             PNC BANK, NATIONAL ASSOCIATION

                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                             NATIONAL CITY BANK


                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                             THE NORTHERN TRUST CO.


                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty Agreement shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                             HARBISON-WALKER REFRACTORIES
                             COMPANY


                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                             HARBISON-WALKER INTERNATIONAL
                             REFRACTORIES, INC.


                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                             AMERI-FORGE CORPORATION

                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------



                             A.P. GREEN REFRACTORIES, INC.



                             By:
                                ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------

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